================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2004

                            The Gymboree Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-21250               942615258
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA                  94010-1912
------------------------------------------------                  ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (650) 579-0600

________________________________________________________________________________
          (Former name or former address if changed since last report)

================================================================================

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press release of The Gymboree Corporation issued May 18, 2004.

Item 12.    Results of Operations and Financial Condition

      On May 18, 2004, The Gymboree Corporation issued a press release announcing its results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE GYMBOREE CORPORATION

                               Date:  05/18/04       By: /s/ Myles B. McCormick
                                                         -----------------------
                                                         Myles B. McCormick
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

      99.1        Press release of The Gymboree Corporation issued May 18, 2004


                                       3